UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2016
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2016, Daniel B. Minor, IDACORP, Inc.'s ("IDACORP") and Idaho Power Company's ("Idaho Power") Executive Vice President, announced that he would retire from IDACORP and Idaho Power effective July 1, 2016. No elements of Mr. Minor’s compensation or benefit arrangements were changed in connection with his announced retirement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Shareholders ("2016 Annual Meeting") of IDACORP held on May 19, 2016, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 1, 2016, relating to the 2016 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect ten directors for one-year terms	For	Withheld	Broker Non-Votes
Darrel T. Anderson	38,061,177	186,893	5,338,356
Thomas E. Carlile	38,056,835	191,235	5,338,356
Richard J. Dahl	38,043,646	204,424	5,338,356
Ronald W. Jibson	36,733,765	1,514,305	5,338,356
Judith A. Johansen	38,050,317	197,753	5,338,356
Dennis L. Johnson	38,041,194	206,876	5,338,356
J. LaMont Keen	38,021,146	226,923	5,338,356
Christine King	36,590,132	1,657,938	5,338,356
Richard J. Navarro	38,056,795	191,275	5,338,356
Robert A. Tinstman	37,966,972	281,098	5,338,356
The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2016 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the IDACORP Board of Directors are also members of the Idaho Power Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	37,248,989	773,870	225,200	5,338,367
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2016	For	Against	Abstentions	Broker Non-Votes
	43,247,465	262,894	76,066	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 23, 2016
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer